John Iannone Senior Vice President, Investor & Public Relations 304-905-7021 Investor Presentation (Q2 2020) (WSBC financials as of Q1 2020)

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2019 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC), which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as tangible common equity/tangible assets; net income excluding after-tax merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Key Differentiators Balanced loan and deposit distribution across footprint Diversified earnings streams built for long-term success Strong market positions in economically diverse, major markets with positive demographic trends Robust legacy deposit base, enhanced by shale gas royalties Balanced and Diversified with Unique Long-Term Advantages Distinct and Well-Executed Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Diversified growth engines with distinct strategies and established lending and wealth management teams Solid fee income generation led by wealth management Focus on positive operating leverage built upon a culture of expense management Strong legacy of credit quality and regulatory compliance Seven consecutive “outstanding” CRA ratings since 2003 Critical, long-term focus on shareholder return through earnings growth and effective capital management History of successful franchise-enhancing acquisitions WesBanco – an evolving regional financial services institution, with a community bank at its core, focused on enhancing shareholder value

Balanced and Diversified

- Strong market positions across legacy and major metropolitan markets
- Balanced loan and deposit distribution across diverse regional footprint
- Diversified revenue generation engines supported by unique advantages
- Well-executed long-term growth strategies

Strong Market Positions in Major Markets


Ohio
Pennsylvania
Indiana
West Virginia
Kentucky
Virginia
Indianapolis
Dayton
Columbus
Wheeling
Pittsburgh
Morgantown
Cincinnati
Louisville
Frankfort
Lexington
Fort Knox
Huntington
Charleston
Baltimore
Washington D.C.
Lexington Park
#13
#14
#10
#3
#15
#11
#1
#1
#9
#1
#13
#16
#5
State rankings: KY #11; MD #9; OH #15; WV #3

Broad and Balanced Market Distribution


Loans
WV 20%
OH 25%
PA 12%
IN 4%
KY 14%
MD 25%
Deposits
WV 28%
OH 20%
PA 13%
IN 4%
KY 16%
MD 19%

Note: loan and deposit data as of 3/31/2020; location data as of 5/1/2020; market share based on 2019 MSA deposit rankings (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Washington, D.C. MSA excludes E*Trade Financial Corp.; state of OH excludes National Consumer Cooperative Bank) (source: S&P Global Market Intelligence)

3

Investment Rationale Well-capitalized with solid liquidity and strong credit quality Balanced financial services company with a diversified earnings stream and a strong legacy of credit and risk management Disciplined growth that delivers positive operating leverage Emphasis on customer service to ensure relationship value that meets customer needs efficiently and effectively Focus on shareholder value through earnings growth and effective capital management Distinct, and well-executed, long-term growth strategies built upon unique long-term advantages Core funding advantage driven by Marcellus and Utica shale regions Presence in diversified major markets supported by positive demographics and established lending and wealth management teams Solid wealth management business led by century-old, $4.1B trust operation Fundamental focus on expenses, enhanced by the “Wheeling advantage” WesBanco – well-positioned for continued, high-quality growth Note: assets as of 3/31/2020

Strategies for Near-Term Success

Customers, Communities, and Employees Cross-functional team focused on the safety of our customers, communities, and employees Proactive credit risk management 90+% of non-customer facing employees are working remote Temporarily limiting most financial center locations to drive-up and ATM services, with others being shifted to modified hours Operational Preparedness and Employee Health Borrower relief program for existing residential mortgage, consumer, and small business loan customers Support for commercial customers through loan modifications and payment deferrals, working capital facilities, and the SBA’s Paycheck Protection Program Suspension of initiating any new residential foreclosure or repossession actions Supporting the Needs of Our Customers The WesBanco Bank Community Development Corporation, an affiliate of WesBanco, Inc., has pledged a special allocation of $350,000 for grant funding WesBanco Bank established an additional $200,000 grant fund Helping Our Communities for 150 Years

Customer Support Efforts

Consumer Customers

- Initiated Borrower Relief Program on 3/18
- Deferral of P&I loan payments for 90 days

>1,300
consumer customers helped

~$145 million
residential mortgage loans

~$30 million
consumer and HELOC loans

Commercial Customers

- Initiated loan modifications on 3/18
- Proactively worked with all hotel customers

>1,800
commercial customers helped

~$740 million
hotel and restaurant loans

~$1,250 million
all other commercial loans

SBA's Paycheck Protection Program

- Began accepting applications on 4/3
- Currently funding loans

>5,900
loans approved by the SBA

~$840 million
loan funding

~80%
loans below $150,000

Note: data year-to-date through May 4, 2020

7

Strong Capital Position Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels; and, higher tangible equity levels Note: financial data as of quarter ending 12/31; current year data as of 3/31/2020 (1) Non-GAAP measure – please see reconciliation in appendix Tangible Equity to Tangible Assets (1) Total Risk-Based Capital Ratio Well-Capitalized 10.0% Required 8.0% 2020 2020

Selected Commercial Loan Portfolio Details Hotel Portfolio Retail & Restaurant Portfolio Energy Portfolio ~205 loans with ~$750MM of total exposure ~17% in shale gas markets LTV = 58.2%; DSC = 1.54x Loan size No loan >$25MM 36% less than $1MM 36% between $1-5MM 21% between $5-10MM Hotel type 74% limited service 15% extended stay “Flag” name InterContinental 21%; Choice 20%; Hilton 20%; Marriott 16%; Wyndham 10% 96% of loans in “pass” risk grade classifications ~2,100 retail loans with ~$1.4B of total exposure Includes $0.2B mixed use Exposure distribution 20% non-big box retail 18% car dealership and gas/convenience store 17% mixed use 16% shopping center 14% retail trade other 13% restaurant (475 loans) Loan size 83% less than $1MM 15% between $1-5MM “Pass” risk grade classifications 100% of non-big box retail and shopping center loans 97% of restaurant loans Minimal exposure to the energy industry in general and to shale gas industry in particular 106 borrowing entities Direct: <1% of total loans Indirect: <0.5% of total loans The energy industry is a minimal component of the economies in our footprint Loan size No loan >$15MM 88% less than $1MM 10% between $1-5MM 90% of loans in “pass” risk grade classifications 98% of direct energy in “pass” risk grades Note: data as of quarter-ending 3/31/2020; LTV = loan-to-value; DSC = debt service coverage; risk grade classifications are pre-COVID-19 pandemic

Strategies for Long-Term Success

Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit Quality, Risk Management, and Compliance Diversified Loan Portfolio with C&I and Home Lending Focus Long History of Strong Wealth Management Capabilities Retail Banking Service Strategies & Core Deposit Advantage Franchise-Enhancing Expansion within Contiguous Markets

Diversified Loan Portfolio Focus on strategic diversification, growth, and credit quality Balance disciplined loan origination with prudent lending standards Focus on C&I and home equity lending Key offerings include treasury management, foreign exchange, cyber security, and lockbox services Average loans to average deposits ratio of 94.6% provides opportunity for continued loan growth Low cost of deposits provides a competitive advantage in the typical higher cost Mid-Atlantic market Manageable lending exposures Diversified retail portfolio (83% <$1MM) Hotel portfolio all “flag” names (72% <$5MM) Minimal energy exposure (direct & indirect) $10.3 Billion Loan Portfolio Note: loan and deposit data as of quarter ending 3/31/2020; CAGR based on 3/31/2015; organic CAGR excludes loans acquired from Old Line Bancshares (11/22/19), Farmers Capital Bank Corporation (8/20/2018), First Sentry Bancshares (4/5/2018), and Your Community Bankshares (9/9/2016) Five-Year CAGR Loan Category C&I HELOC Comm’l R/E (Total) Residential R/E Consumer Total 20% 12% 21% 9% 0% Organic 9% 4% 0% 2% (5%)

Private Banking $800MM in private banking loans and deposits 2,900+ relationships Growth opportunities from shale-related private wealth management Expansion opportunities in KY, IN, and Mid-Atlantic Strong Wealth Management Capabilities Note: assets, loans, deposits, and clients as of 3/31/2020; chart financials as of 12/31 unless otherwise stated Private Banking Loans and Deposits (as of 12/31) ($MM) Trust & Investments $4.1B of trust and mutual fund assets under management 6,000+ relationships Growth opportunities from shale-related private wealth management Expansion opportunities in KY, IN, and the Mid-Atlantic WesMark Funds – six proprietary funds across equities, bonds, and tactical assets Securities Brokerage Securities investment sales Licensed banker program Investment advisory services Regional player/coach program Expand external business development opportunities Expansion opportunities in KY, IN, and Mid-Atlantic CAGR 39% Insurance Personal, commercial, title, health, and life Expand title business in all markets Applied quotation software utilization (personal) Third-party administrator (TPA) services for small business healthcare plans Trust Assets (Market Value as of 12/31) ($B) CAGR 3% $800

Focus on Positive Operating Leverage Disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value Note: financial data as of 12/31; current year-to-date (YTD) data as of 3/31/2020; balance sheet data as of period ends; Efficiency Ratio presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix YCB Merger (Sep-16) ESB Merger (Feb-15) Fidelity Merger (Nov-12) $10B Asset Threshold Preparations Begun Lending & Revenue Diversification Strategy Begun Assets up 196% Efficiency Ratio down 644bp FTSB Merger (Apr-18) FFKT Merger (Aug-18) OLBK Merger (Nov-19) “Durbin Amendment” Impact Begun (Jul-19) Start of Pandemic & Fed Funds Rate Cut to 0.0-0.25% (Mar-20)

Pennsylvania Long-Term Funding and Growth Advantages Source: demographic data pulled April 2018 (source: S&P Global Market Intelligence); Marcellus & Utica shale data from US Department of Energy and PA Department of Community and Economic Development Columbus Morgantown Charleston Huntington ? Shale Formations & Infrastructure Marcellus Shale region Utica Shale region Shell cracker plant proposed cracker plant proposed Appalachia storage ? Wheeling Marcellus and Utica shale basins are largest natural gas fields in the U.S. Largest economic development in the tri-state area during the last several decades Significant downstream manufacturing and other businesses to evolve Projected to have a 5-7x multiplier effect on associated business activity Represents a core funding advantage for WesBanco with monthly deposit flows that are relatively “sticky”

Technology to Drive Revenue and Save Costs Approximately two-thirds of retail customers utilize online or mobile banking services, averaging more than three million logins per month On average, approximately 30% of residential mortgages applications and 100 deposit account openings are done online each month Note: online residential mortgage applications and deposit account opening capabilities launched July 2019

Franchise Expansion Targeted acquisitions in existing markets and new higher-growth metro areas Long-term focus on appropriate capital management to enhance shareholder value Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank-oriented, value-based approach to our markets History of successful acquisitions that have improved earnings Contiguous Markets Radius Franchise-Enhancing Acquisitions OLBK: announced Jul-19; closed Nov-19 FFKT: announced Apr-18; closed Aug-18 FTSB: announced Nov-17; closed Apr-18 YCB: announced May-16; closed Sep-16 ESB: announced Oct-14; closed Feb-15 FSBI: announced Jul-12; closed Nov-12 AmTrust: announced Jan-09; closed Mar-09 OAKF: announced Jul-07; closed Nov-07 Note: AmTrust was an acquisition of five branches YCB FFKT FTSB OAKF ESB & FSBI OLBK AmTrust branches

Strategies for Mid-Atlantic Market Success Key leadership and talent retained High-growth market with good demographics Washington D.C. and Baltimore are the 5th and 19th largest MSAs, respectively Strong employment, household income, and projected population growth Median household incomes are 30-60% greater than the national average Opportunity to enhance strong local market presence, #9 deposit market share in Maryland, with enhanced products and services Plans to introduce private banking, securities brokerage, insurance, and trust Full-suite of treasury management and residential mortgage products will enhance already strong performance Lending Higher legal lending limit provides opportunity for larger commercial relationships Opportunities to deepen commercial relationships with interest rate swaps Regional loan committee allows majority of lending decisions to be made locally Lower funding costs than local competitors should enhance loan profitability Note: market share based on 2019 MSA deposit rankings Sources: S&P Global Market Intelligence; Bureau of Economic Analysis, GDP by metropolitan area (MSA) (9/18/2018) Well-positioned for continued, high-quality, and profitable growth in the Mid-Atlantic market

Financial Overview

Financial Performance Summary (Non-GAAP) excludes after-tax merger-related expenses represent annualized net loan charge-offs as percentage of average loans Note: please see the reconciliations to GAAP results in the appendix; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019

Note: financial data as of quarter ending 3/31/2020, and compared to the quarter ending 3/31/2019; certain costs excludes after-tax merger-related expenses; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; please see the reconciliations to GAAP results in the appendix Financial and Operational Highlights – Q1 2020 Focused on ensuring a stable and sound company for our shareholders while aiding our customers and communities in the current environment Remain well-capitalized with solid liquidity and strong credit quality Net income of $27.5 million and EPS of $0.41 (excluding certain costs) Reflects a low interest rate environment; mandatory limitation on interchange fees; adoption of the CECL accounting standard; and COVID-19 pandemic Pre-tax, pre-provision earnings increased 13.1% to $62.0 million (excluding certain costs), with a return on average assets of 1.61% Solid organic loan and deposit growth both year-over-year and sequentially Loan growth 2.0% year-over-year and 3.2% (annualized) sequentially (or 5.6% excluding the sale of certain Old Line Bank commercial loans) Deposit growth (excluding CDs) 0.7% year-over-year and 7.0% (annualized) sequentially Continued focus on credit quality and expense management Key credit quality metrics remained at low levels and favorable to peer averages Year-to-date efficiency ratio of 57.7%, within long-term target of the mid-50% Successfully converted Old Line Bancshares in February Achieving majority of anticipated 2020 cost savings during the second quarter

Benefits of Core Deposit Funding Advantage Robust legacy deposit base, enhanced by shale energy-related royalties, provides funding advantage in Mid-Atlantic market Reflecting the significantly lower interest rate environment, aggressively reduced deposit rates during March 2020 During the last five years: Total deposits (excluding CDs) have grown organically at a 3% CAGR Total demand deposits have grown organically at a 5% CAGR to represent 51% of total deposits Note: deposit data as of 3/31/2015, 3/31/2019, and 3/31/2020, and reflects quarterly averages Avg Deposits as of 3/31/2020 Funding Cost Interest-Bearing = 0.55% Total Deposits = 0.39% Avg Deposits as of 3/31/2019 Funding Cost Interest-Bearing = 0.65% Total Deposits = 0.47% Avg Deposits as of 3/31/2015 Funding Cost Interest-Bearing = 0.34% Total Deposits = 0.27% Total DD 39% Total DD 52% Total DD 51%

Risk Management and Regulatory Compliance

- Strong legacy of credit and risk management
  - Based upon conservative underwriting standards and approval processes
  - Centralized back-office and loan funding functions
- Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas
- Enhanced compliance and risk management system and testing platform
  - Strong and scalable BSA/AML function
  - Examined by CFPB for consumer compliance supervision
- Strong and improving regulatory capital ratios significantly above regulatory requirements, and high tangible common equity (TCE) levels
- Seven consecutive "outstanding" CRA ratings since 2003



Tier 1 Risk-Based Capital Ratio
15.31%
15.39%
15.40%
12.89%
12.51%
memo
Well-Capitalized
8.0%
Required
6.0%
1Q19
2Q19
3Q19
4Q19
1Q20



Tier 1 Leverage Capital Ratio
10.98%
11.09%
11.30%
11.30%
9.64%
memo
Well-Capitalized
5.0%
Required
4.0%
1Q19
2Q19
3Q19
4Q19
1Q20

Note: Old Line Bancshares merger closed November 2019; Tier 1 Capital Ratios negatively impacted by the movement of $136.5MM of TruPS from Tier 1 to Tier 2 risk-based capital during 4Q2019 as required by the Dodd-Frank Act for financial institutions with total assets >$15B (i.e., Tier 1 Risk-Based by ~122bp & ~115bp and Tier 1 Leverage by ~108bp & ~89bp) for 4Q2019 and 1Q2020, respectively)

23

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to 25B Strong Legacy of Credit Quality Note: financial data as of quarter ending 12/31; current year data as of 3/31/2020; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 5/4/2020) and represent simple averages

Favorable Operating Metrics Disciplined execution upon growth strategies providing strong performance compared to all U.S. banks with total assets from $10B to 25B (note: 2020 comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Note: financial data as of 12/31 YTD; current YTD data as of 3/31/2020; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 5/4/2020) and represent simple averages (ROATE & ROAA are S&P calculations; Efficiency & NIM are company-reported); Efficiency & NIM presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix Efficiency Ratio Return on Average Assets Return on Average Tangible Equity Net Interest Margin

Returning Value to Shareholders Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management Capital management strategy: acquisitions, dividends, share repurchases Q1 2020 dividend payout ratio of 78.0% Q1 2020 dividend yield 5.4%, compared to 4.0% for bank group Q1 2020 shares repurchased 786,010 Share repurchase program currently suspended due to COVID-19 pandemic Note: dividend through February 2020 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding merger-related costs and including impact from adoption of the new Current Expected Credit Losses (“CECL”) accounting standard; WSBC dividend yield based upon 5/4/2020 closing stock price of $23.71; bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 5/4/2020); average weighted price per share of shares repurchased $31.77 Tangible Book Value per Share ($) Quarterly Dividend per Share ($) +129% +77%

Appendix

CECL Adjustments to Allowance for Credit Losses The current expected credit loss (“CECL”) model became effective for WesBanco on January 1, 2020, which resulted in the significant increases in both allowance for credit losses and provision for credit losses Allowance coverage ratio of 1.10% Excludes fair market value adjustments on previously acquired loans representing 0.49% of total loans Note: ACL at 3/31/2020 excludes off-balance sheet credit exposures of $5.6 million; excludes allowance on held-to-maturity portfolio of $0.2 million Day 1 Adjustment Portfolio Changes / Other Economic Factors CECL Day 1 transition adjustment Includes ACL on loan losses and excludes off-balances sheet credit exposures Changes to macroeconomic variables Includes changes in both quantitative and qualitative economic factors Changes in prepayment speeds Changes in portfolio mix Changes in credit quality Aging of existing portfolio ($000s)

Net Interest Margin (NIM)

- NIMs across the industry are being negatively impacted by the cumulative 225bp, since July 2019, of cuts to the Federal Reserve Board's targeted federal funds rate, with 150bp of these cuts occurring during March 2020
- As a slightly asset sensitive bank, subject to factors expected to affect industry-wide NIMs in the near-term, including a relatively flat yield curve and a continued overall lower long-term rate environment
  - Reflecting the significantly lower interest rate environment, aggressively reduced deposit rates during second half of March 2020
  - ~64% of total commercial loans are variable rate, with ~43% of those loans repricing every three months


Net Interest Margin (FTE)
3.44%
3.52%
3.62%
3.38%
3.68%
3.54%
2017
2018
2019
1Q18
1Q19
1Q20
Annual
Quarterly

Note: the "yield curve" represents the spread difference in the market yields for the 2-year and 10-year U.S. Treasury securities; the spread was ~125bp at 12/31/2016, ~55bp at 12/31/2017, and ~50bp at 3/31/2020 (source: Federal Reserve H.15 Selected Interest Rates)

29

Commercial Loan Detail Note: loan data as reported in applicable Form 10-Q or 10-K, and reflects acquisitions; largest loan represents the largest contractual obligation of Wesbanco, which may not be fully funded

Financial Performance Summary Trend – Annual Efficiency Ratio (1) Net Income (1) ($MM) (1) excludes merger-related expenses and net deferred tax asset revaluation (as applicable) Note: please see the reconciliations to GAAP results in the appendix; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Return on Average Tangible Equity (1) Return on Average Assets (1)

Reconciliation: Tangible Equity to Tangible Assets Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007

Reconciliation: Efficiency Ratio & Operating Leverage Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Reconciliation: Net Income and EPS (Diluted) Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015

(1) three-, six-, and nine-month (as applicable) figures are annualized Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Reconciliation: Return on Average Assets

(1) three-, six-, and nine-month (as applicable) figures are annualized; amortization of intangibles tax effected at 21% for 2018 forward, and 35% for all prior periods Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Reconciliation: Return on Average Tangible Equity